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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 7, 2003

GAMETECH INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-23401 (Commission File Number)	33-0612983 (IRS Employer Identification No.)

900 Sandhill Road, Reno, Nevada 89521
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (775) 850-6000

GAMETECH INTERNATIONAL, INC.
FORM 8-K
CURRENT REPORT

Item 5. Other Events

        On March 7, 2003, GameTech International, Inc. issued a press release regarding the adoption of a Stockholder Rights Plan.

Item 7. Exhibits

  4.3
  Rights Agreement, dated as of March 7, 2003, between GameTech International, Inc. and Mellon Investor Services, LLC, as rights agent.

  99.1
  Press Release dated March 7, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2003	GAMETECH INTERNATIONAL, INC.
	By:	/s/ CLARENCE H. THIESEN Clarence H. Thiesen Chief Executive Officer

EXHIBIT INDEX

4.3	Rights Agreement, dated as of March 7, 2003, between GameTech International, Inc. and Mellon Investor Services, LLC, as rights agent.
99.1	Press Release dated March 7, 2003.

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  Item 5. Other Events
  Item 7. Exhibits